Bank of America Merrill Lynch Future of Financials Conference Malcolm Griggs Chief Risk Officer November 5, 2019 Exhibit 99.1

Forward-looking statements and use of key performance metrics and non-GAAP financial measures This document contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995. Statements regarding potential future share repurchases and future dividends are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: Negative economic and political conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense; The rate of growth in the economy and employment levels, as well as general business and economic conditions, and changes in the competitive environment; Our ability to implement our business strategy, including the cost savings and efficiency components, and achieve our financial performance goals; Our ability to meet perceived supervisory requirements and expectations; Liabilities and business restrictions resulting from litigation and regulatory investigations; Our capital and liquidity requirements (including under regulatory capital standards, such as the U.S. Basel III capital rules) and our ability to generate capital internally or raise capital on favorable terms; The effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; Changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; The effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; Financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; A failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber-attacks; and Management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. Key Performance Metrics and Non-GAAP Financial Measures and Reconciliations Key Performance Metrics: Our Management uses certain key performance metrics (KPMs) to gauge our progress against strategic and operational goals, as well as to compare our performance against peers. The KPMs are referred to in our Registration Statements on Form S-1 and our external financial reports filed with the Securities and Exchange Commission. The KPMs include: Return on average tangible common equity (ROTCE); Return on average total tangible assets (ROTA); Efficiency ratio; Operating leverage; and Common equity tier 1 capital ratio. Established targets for the KPMs are based on Management-reporting results which are currently referred to by the Company as “Underlying” results. In historical periods, these results may have been referred to as "Adjusted" or "Adjusted/Underlying" results. We believe that Underlying results, which exclude notable items, provide the best representation of our underlying financial progress toward the KPMs as the results exclude items that our Management does not consider indicative of our on-going financial performance. We have consistently shown investors our KPMs on a Management-reporting basis since our initial public offering in September of 2014. KPMs that reflect Underlying results are considered non-GAAP financial measures. Non-GAAP Financial Measures: This document contains non-GAAP financial measures denoted as Underlying results. In historical periods, these results may have been referred to as Adjusted or Adjusted/Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The appendix present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

Summary of presentation Evolution of Risk Management Experienced Risk Management organization Strong risk management culture driving desired outcomes Risk Management priorities & achievements Current benefits and future opportunities Cybersecurity & retail fraud Credit Risk Management Enhanced monitoring for proactive credit portfolio management Diversified and granular loan mix Significant improvement in portfolio mix Highly disciplined on credit Proactively managing areas of potential industry concern DFAST company-run stress results compare favorably to peers CECL

Utilize data & technology in a more sophisticated way Transition to principles-based risk management Focus on capital allocation to drive enhanced returns Further develop teams of specialized experts & well-rounded bankers Evolution of Risk Management Rudimentary & siloed approach Technical credit, compliance & operational risk orientation Relatively outdated risk management platforms Overly reliant on manual processes Significant improvement in risk management capabilities Development & implementation of risk frameworks Strong regulatory compliance Initial investments in automation 2000 2014 2019 2025 Building a strong risk culture and implementing practices to help drive a competitive advantage Reactive, manual approach Significant investments, enhanced frameworks Building capabilities, partnering with businesses

Experienced Risk Management organization

Strong leadership team with an average of ~28 years of industry experience; disciplined talent across all levels and strong succession management

Chief Risk Officer
Malcolm Griggs
30 years experience, CFG - 5 years

Chief Credit Officer	Chief Compliance Officer	Enterprise Risk Management
Rob Allen 36 years experience, CFG - 5 years	Scott Essex 21 years experience, CFG - 5 years	Glenna Hagopian 30 years experience, CFG - 30 years
Chief Information Security Officer[(1)]	**Commercial Banking Risk[(1)]**	**Consumer Banking Risk[(1)]**
Holly Ridgeway 23 years experience, CFG - 2 years	Gary Aswad 35 years experience, CFG - 14 years	Rose Gaidos 28 years experience, CFG - 3 years
Risk Strategy	**Data Science**	**Market Risk**
Maria Leonard 31 years experience, CFG - 15 years	Boris Deychman 27 years experience, CFG - 7 years	Adrien Campbell 21 years experience, CFG - 9 years
Risk Architecture	**Risk Administration**	**Control Testing and Exams**
Steve Boras 31 years experience, CFG - 4 years	David Berube 30 years experience, CFG - 13 years	Tracy Carson 21 years experience, CFG - 20 years

1) Indirect reporting line to Chief Risk Officer.

Citizens Financial Group, Inc.

4

Strong risk management culture driving desired outcomes Strong culture helps achieve long-term growth, improve returns and create competitive advantage Driving desired outcomes Efficient & effective governance processes New initiatives thoroughly vetted Well-rounded bankers with risk expertise Innovative mindset Rapid escalation & resolution of issues Empowering the right people to make decisions Transparency & constructive challenge Reduced volatility Disciplined credit management More effective capital allocation Maintain strong liquidity and stable and low cost access to funding Shareholders, customers, regulators and colleagues know that we do what we commit to do High degree of linkage among risk appetite limits, capital planning, stress analysis & strategic objectives Clear risk appetite Sustainable earnings growth Prudent liquidity profile Stakeholder confidence Anticipating new risks & opportunities in a changing business environment

Current benefits Future opportunities Enhanced use of data analytics and new technologies to drive effectiveness & efficiency Improved retail fraud and bankruptcy prediction capabilities New sales conduct analytics and reporting platform Leveraging robotics to enhance Anti-Money Laundering operations Continuous compliance monitoring on mortgage portfolio; providing over 25 million daily tests Accelerated modernization of the risk data platform improving performance and response times Improved governance & risk management capabilities while simultaneously reducing expense base by ~15% and FTE count by ~18% since 2015 Advance modeling techniques to support product development and pricing Improve speed and accuracy of credit decisions using data analytics and automation Continue building and improving predictive tools to identify emerging risks Expand automated compliance testing Data analytics and new technologies help reduce risk and improve performance

Improved alignment of risk and strategy to drive enhanced returns Develop real-time tools to evaluate return on capital based on deal terms Improve time-to-market by enhancing the efficiency of governance and analysis Further advance partnership around strategic initiatives, M&A due diligence and integration management activities Transitioned to best-in-class enterprise risk framework Capital & risk management capabilities to help maximize risk-adjusted returns Improved governance related to strategic and new product initiatives Leadership or advisory role on Strategic Transactions Committee and new business initiatives framework Valued partner in key company initiatives; BSO, CECL, TOP, etc. Current benefits Future opportunities Clear alignment of risk and strategy drives better decisions and improved returns

Current benefits Future opportunities Transition to principles-based risk practices Shift focus toward portfolio vs. transaction oversight Further enhance risk discipline and client selection and move away from “check the box” approach Simplify and streamline credit authority administration process Anticipate and manage new risks and regulatory changes through constant evaluation of the environment Continuously assess and improve alignment across three lines of defense Transitioned ~60% of risk polices to be principles based Reduced commercial loan policy by 66% by eliminating prescriptive/procedural content Improved reorientation of resources toward key and emerging risks with increased accountability Improved commercial portfolio review cycle times by ~10% since 1Q18 Over 800 credit, portfolio management and front-line colleagues participated in training Shifting culture to encourage critical thinking approach to risk to drive improved outcomes and customer experience

Other focus areas - cybersecurity and retail fraud Upgraded card and ATM security Implemented new fraud management platform, expanded text/email capabilities Re-engineered fraud processes, reducing number of platforms and leveraging automation Meaningful improvement in fraud-related losses Significant investments in technology and uptiered talent to improve processes and outcomes Cybersecurity Retail fraud Net card, debit & ATM fraud losses/transaction volume 50% reduction Led by Holly Ridgeway, former Deputy CISO for the DOJ Continuously monitor threat picture and adjust defenses to prevent, detect and respond to threats Continue to invest in people & technology Deployed advanced capabilities to: Improve systems availability Increase visibility of threats Provide protection beyond CFG network Enhance resilience against denial-of-service attacks 9

Enhanced monitoring for proactive credit portfolio management Early warning indicators monitored for signs of economic and portfolio stress with playbooks in place to anticipate and address a potential downturn Triggers and policy tightening actions established to respond to early signs of stress Robust watch list process with independent oversight for monitoring credits Early action strategies to monitor top risk exposures, proactively manage credit exposures and allocate resources depending on the severity of the downturn Highlights Consumer Internal indicators External indicators Product level delinquency trends Industry-level delinquency trends Early and late stage roll rate trends Account inquiries and openings Delinquent customer collectability (contact & payment rates) Collateral value indicators Credit inquiry trends Loss & recession index monitoring Commercial Internal indicators External indicators Downgrade and watch list trends; credit reviews Macro, regional, industry, sector trends Enhancing data analytics to predict deterioration Early action in advance of a downturn through partnership between portfolio management and workout team

$61.1 billion 3Q19 retail portfolio $56.2 billion 3Q19 core commercial portfolio Credit risk management - diversified and granular loan mix Home Equity Indirect Auto Residential Mortgage Education Refi Credit Cards Other Non-Core Retail NCO% Retail NPL% Commercial NPL% Commercial NCO% CFG Peers CFG vs. Peers(4) Education InSchool by Industry Sector (1) See page 22 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items.

Significant improvement in portfolio mix

Overall portfolio mix and quality dramatically different than during the crisis

Core retail	2009 Loan Mix[1]	2009 Loss rate	3Q19 Loan Mix[1]	3Q19 Loss rate
Core resi mortgage	17 %	0.68 %	32 %	0.02 %
Core home equity	40	0.62	22	0.05
Auto	14	0.98	20	0.74
Education				
Core education refi	-	-	10	0.38
Core Inschool[2]	3	-	5	0.69
Unsecured[3]	3	2.63	9	2.57
Core all other	-	24.63	-	13.44
Total core retail	77 %	0.83 %	99 %	0.55 %
Non-core retail				
Non-core resi mortgage	2 %	3.41 %	- %	- %
Non-core home equity	10	9.63	1	(2.60)
Non-core auto	1	3.61	-	-
Non-core education	2	6.71	0.3	5.55
Non-core unsecured[3]	2	17.15	-	-
Non-core other retail	5	2.51	0.2	(1.60)
Total non-core retail	23 %	7.33 %	1 %	(0.39) %
Total retail[4]	100 %	2.29 %	100 %	0.53 %

- Since 2009 weighted-average FICO improved ~30 points; real estate 1st lien improved to ~80% from ~55%
- Consumer non-core portfolio down 95%

Core commercial	2009 Loan Mix[1]	2009 Loss rate	3Q19 Loan Mix[1]	3Q19 Loss rate
Commercial	59 %	1.16 %	73 %	0.16 %
Commercial real estate	23	1.29	23	0.31
Leases	8	1.32	4	-
Total core commercial	89 %	1.21 %	99 %	0.19 %
Non-core commercial				
Commercial	4 %	7.24 %	- %	- %
Commercial real estate	6	8.68	-	-
Leases	-	-	1	3.98
Total non-core commercial	11 %	8.10 %	1 %	3.65 %
Total commercial[4]	100 %	1.95 %	100 %	0.22 %

- Significant improvement in bond-equivalent ratings; BBB- or better improved from ~28% to ~42% since 2009
- Commercial non-core portfolio down 98%

Improved loan loss rates in both retail and commercial with excellent progress in reducing the non-core portfolio

See page 22 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Citizens Financial Group, Inc.

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Highly disciplined on credit

$s in billions

Overall credit quality remains strong

Super prime/prime-focused, core retail portfolio; refreshed FICOs improved YoY[1,2]



$58.4
$60.4
<640
640-679
680-739
740-799
800+
6%
6%
18%
33%
37%
6%
6%
19%
33%
38%
3Q18
3Q19

- Weighted-average FICO score of ~765
- ~75% collateralized
- ~80% of real estate portfolio is 1st lien
- Core mortgage - FICO ~790; CLTV of ~60%
- Core home equity - FICO ~765
  - 51% 1st lien, CLTV of ~55%

Granular/diverse core commercial portfolio; risk-ratings improved YoY[1]



$54.6
$56.2
B- and lower
B+ to B
BB+ to BB-
AAA+ to BBB-
3%
14%
41%
42%
2%
15%
41%
42%
3Q18
3Q19

- Highly granular and diversified portfolio in terms of geography, industry, asset class and rating
- Continue to gain share in mid-corporate segment with generally higher ratings
- Underweight CRE ~3 points vs. peers
  - ~80% of the CRE portfolio is project-secured
  - ~60% represented by income-producing projects

See page 22 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Citizens Financial Group, Inc.

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Proactively managing areas of potential industry concern - Consumer unsecured

Highlights

- ~50% of portfolio subject to merchant partner loss sharing arrangements
- Measured approach to growth & loan limits as we develop further expertise with the product
- Continue to improve our analytical suite of tools; focus on tightening higher-risk areas and enhancing pricing segmentation
  - Real-time assessment of short-term account inquiry and opening data, not yet in credit reports
  - Enhanced data analytics focused on free cash flow, unsecured DTI, fraud and bankruptcy modeling, and multi-layered segmentation

3Q19 $3.7 billion consumer unsecured portfolio(1)

$1.9 billion merchant partnership portfolio by refreshed FICO score(2)



WA FICO
~755
≥ 800
20%
< 620
10%
620-679
17%
680-739
25%
740-799
28%

$1.9 billion consumer unsecured installment by refreshed FICO score



WA FICO
~760
≥ 800
25%
< 620
2%
620-679
5%
680-739
25%
740-799
43%

See page 22 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Citizens Financial Group, Inc.

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Proactively managing areas of potential industry concern - Education

Highlights

- Core education finance portfolio weighted-average FICO score of ~780 and co-sign rate of ~50%
- Education refinance portfolio borrowers at origination have been employed ~6 years on average with:
  - ~60% having advanced degrees
  - 100% verified income
  - Total organic refinance portfolio of $4.5 billion with weighted-average FICO of ~785
  - SoFi purchased portfolio balance of $1.8 billion with weighted-average FICO of ~780
- $3.2 billion InSchool portfolio - FICO ~775
  - Underwriting includes use of custom scoring and risk-based income verification

3Q19 $9.5 billion core education finance portfolio



by Refreshed FICO(1)
≥ 800
39%
< 620
1%
620-679
3%
680-739
17%
740-799
40%
by Segment(1)
Education Refinance
66%
Traditional InSchool
34%



Origination detail
($s in millions)
$792
775
776
773
774
$982
774
$421
$435
$374
97%
91%
95%
89%
97%
39%
42%
43%
40%
39%
3Q18
4Q18
1Q19
2Q19
3Q19
InSchool
ERL
WA origination FICO
InSchool co-sign rate
ERL co-sign rate

See page 22 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Citizens Financial Group, Inc.

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Proactively managing areas of potential industry concern – Auto

Highlights[1]

- Took proactive action in 2017 to limit national footprint to larger multi-dealers by reducing states and eliminating small dealerships
- Limited exposure to higher-risk, longer-duration loans
  - ~25% of portfolio 76- to 84-months; originations weighted-average FICO score of ~765
  - Faster expected average pre-pay rate than all terms greater than 48 months
- Use enhanced analytics, e.g., custom scores, and risk-based pricing leveraging overall industry data

3Q19 $12.1 billion auto portfolio

by Refreshed FICO score[1,2]



< 620
10%
620-679
17%
680-739
26%
740-799
27%
≥ 800
20%
% new-car ~55%
110-119%

Auto net charge-offs vs. peers



0.71%
0.88%
0.95%
0.96%
0.69%
0.77%
0.95%
0.92%
0.69%
0.65%
0.83%
0.95%
0.87%
0.57%
0.76%
0.71%
0.77%
0.49%
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
CFG
Peer weighted average[3]

See page 22 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Citizens Financial Group, Inc.

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Proactively managing areas of potential industry concern - CRE

Highlights

- Continued progress in uptiering portfolio to larger, more well-capitalized institutional and upper middle market borrowers
- Proactive approach to identifying and reacting to emerging trends
- Pulled back from Virginia, Maryland and Washington, D.C. multi-family markets due to slowing absorption rates and concessions; exposure reduced by ~45% from 4Q15 peak

3Q19 $11.7 billion Commercial Real Estate Line of Business (1)



by Facility Type
Land 2%
Construction 20%
Unsecured (excl. REITs) 1%
REIT corporate facilities 16%
Other 2%
Income producing 59%



by Property Type
Other CRE collateral
Hospitality 4%
Unsecured 5%
Industrial 6%
Healthcare 6%
Land 2%
Retail - Project finance 12%
Retail - REIT 5%
Non-CRE Collateral 2%
Multi-family 21%
Office 36%

Bond-equivalent risk rating(2)

$s in billions



$11.7B
$12.0B
$12.3B
$12.1B
$11.7B
1%
1%
0%
0%
1%
17%
19%
21%
19%
19%
63%
67%
66%
67%
66%
19%
13%
13%
14%
14%
3Q18
4Q18
1Q19
2Q19
3Q19
B- and Lower
B+ to B
BB+ to BB-
AAA to BBB-

Citizens Financial Group, Inc.

See page 22 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

17

DFAST company-run stress results compare favorably to peers Bank Holding Company-run severely adverse credit loss rate historically in-line or better than peer average; 2019 loss rate of 4.1% improved 50 bps relative to 2018(1) Company-run severely adverse stress loss rates 2014-2019 Expect “normal” through-the-cycle average charge-off ratio in the mid-40 bps range; commercial in the low-to-mid 20’s & retail in the ~60 to 70 bps range See page 22 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items.

Current Expected Credit Loss (“CECL”) standard implementation Estimated 1/1/2020 day-1 cumulative impact of CECL implementation: Net increase to allowance for credit losses of ~30%-35%;~22-25 bp reduction of CET1 on a fully-phased in basis Expect an increase in retail reserves tied to longer-duration loans, partially offset by a decrease tied to generally shorter-duration commercial loans Capital impact to be phased in 25% per year by 1/1/2023 Estimate utilizes forecast macroeconomic conditions and balances as of August 2019 Two-year reasonable and supportable forecast period One year reversion to long-run average macroeconomic assumptions derived from historical data Estimate subject to change based on continuing review of models and assumptions as well as changes in forecasted macroeconomic conditions and loan mix

Key messages Strong risk culture Strong Risk Management culture helps Citizens achieve long-term growth, improve returns and create competitive advantage Strong leadership team with an average of ~28 years of industry experience Investing in core capabilities Enhance use of data analytics and leverage new technologies Align risk and strategy to drive enhanced returns Embrace principles-based risk practices Maintain a highly disciplined enterprise risk appetite Strong credit performance Proactive management in areas of concern to the industry Early warning indicators monitored for signs of economic and portfolio stress Credit metrics strong and compare well with peers

Appendix

Notes

Notes on Key Performance Metrics and Non-GAAP Financial Measures

See important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliations to GAAP financial measures. "Underlying" or "Adjusted" results exclude the impact of notable items. Where there is a reference to Underlying results in a paragraph or table, all measures that follow these references are on the same basis, when applicable. References to "Underlying results before the impact of Acquisitions" exclude the impact acquisitions that occurred after second quarter 2018 and notable items, as applicable.

2Q19 and 1Q19 after-tax notable items include the $5 million and $4 million, respectively, after-tax impact of notable items primarily tied to the integration of FAMC. 4Q18 after-tax notable items include the $29 million impact of a further benefit resulting from December 2017 Tax Legislation, partially offset by other notable items primarily associated with our TOP 5 efficiency initiatives, as well as the $12 million after-tax impact of other notable items associated with the FAMC integration. 3Q18 reported results reflect the $7 million after-tax impact of notable items associated with the FAMC integration.

General Notes

a) References to net interest margin are on a fully taxable equivalent ("FTE") basis. In 1Q19, Citizens changed its quarterly presentation of net interest income and net interest margin (NIM). Consistent with our understanding of general peer practice, the Company simplified the calculation of its reported NIM to equal net interest income, annualized based on the actual number of days in the period, divided by average total interest earning assets for the period. Under the Company's prior methodology, NIM was calculated using the difference between the annualized yield on average total interest-earning assets and total interest-bearing liabilities for the period. The Company also began presenting both net interest income and NIM on an FTE basis. Prior periods have been revised consistent with the current presentation.
b) Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.
c) References to "Underlying results before the impact of Acquisitions" exclude the impact of acquisitions occurring after 2Q18 and notable items, as applicable.
d) Throughout this presentation, references to consolidated and/or commercial loans and loan growth include leases. Loans held for sale are also referred to as LHFS.
e) Select totals may not sum due to rounding.
f) Current period regulatory capital ratios are preliminary.
g) Any mention of EPS refers to diluted EPS.
h) Throughout this presentation, references to balance sheet items are on an average basis and loans exclude held for sale unless otherwise noted.

Notes on slide 11 - Credit risk management - diversified and granular loan mix
1. By sector NAICS code.
2. Comprises exposure to companies at risk from impact of declining oil prices.
3. All Other stratifies over an additional 5 industry classifications with the largest portion representing no more that 1.92% of the total portfolio.
4. Source: SNL Financial. Product view - regulatory reporting basis. Peer banks include CMA, BBT, FITB, KEY, MTB, PNC, RF, STI and USB. NPL% equals nonaccrual loans plus 90+ days past due and still-accruing loans (excluding FDIC "covered" loans and loans guaranteed by the U.S. government) as a % of total.

Notes on slide 12 - Significant improvement in portfolio mix
1. Shown as % of retail and commercial assets. Fiscal-year average balances.
2. FFELP loans are included in InSchool.
3. Unsecured includes PERL, credit card and product financing.
4. See general note e) above.

Notes on slide 13 - Highly disciplined on credit
1. Source: Company data. Portfolio balances and credit quality data as of September 30, 2019, as applicable. Refreshed FICO score, LTV ratio, loan term, lien position, risk rating, property type, industry sector and geographic stratifications reflects most recently available data. Risk ratings represent bond-equivalent ratings of borrowers based on CFG's internal probability of default risk ratings.
2. See general note e) above.

Notes on slide 14 - Proactively managing areas of potential industry concern - Consumer unsecured
1. Excludes credit card and education portfolios. Portfolio balances as of September 30, 2019. Based on most current available FICO scores and collateral value. Loan term, lien position, risk rating, property type, industry sector and geographic stratifications current as of September 30, 2019, as applicable.
2. Excludes balances 100% contractually covered by program-specific loss-sharing arrangements.

Notes on slide 15 - Proactively managing areas of potential industry concern - Education
1. Excludes credit card and education portfolios. Portfolio balances as of September 30, 2019. Based on most current available FICO scores and collateral value. Loan term, lien position, risk rating, property type, industry sector and geographic stratifications current as of September 30, 2019, as applicable.

Notes on slide 16 - Proactively managing areas of potential industry concern - Auto
1. Assumes that for loans where refreshed FICO score information not available, the balance stratification is consistent with the remainder of the portfolio.
2. Portfolio balances as of September 30, 2019. Refreshed values based on most current available FICO scores and collateral value. Loan term, lien position, risk rating, property type, industry sector and geographic stratifications current as of September 30, 2019, as applicable. LTV calculated utilizing actual invoice amount or Kelley Blue Book value.
3. Peer weighted average includes BBT, CMA, FITB, KEY, MTB, PNC, RF, STI, and USB.

Notes on slide 17 - Proactively managing areas of potential industry concern - CRE
1. Portfolio balances as of September 30, 2019. Based on most current available FICO scores and collateral value. Loan term, lien position, risk rating, property type, industry sector and geographic stratifications current as of September 30, 2019, as applicable.
2. Risk ratings represent bond-equivalent ratings of borrowers based on CFG's internal probability of default risk ratings.

Notes on slide 18 - DFAST company-run stress results compare favorably to peers
1. Represents Bank Holding Company-run severely adverse scenario credit loss rates. 2014-2017 peer average includes BBT, CMA, FITB, KEY, MTB, PNC, RF, STI, and USB; 2018 peer average excludes CMA. 2019 peer average includes PNC and USB only.

Citizens Financial Group, Inc.™

22